Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of iPrint Technologies, inc. for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the”Report”), each of the undersigned officers certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ MONTE D. WOOD
Monte D. Wood President and Chief Executive Officer

By:	/s/ DAVID SELTZER
David Seltzer Vice President and Chief Financial Officer

Date: August 19, 2002